UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 ------------


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 25, 2003


                             HARTMARX CORPORATION
              (Exact name of registrant as specified in charter)


          DELAWARE                    1-8501                36-3217140
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)           Identification No.)


                            101 North Wacker Drive
                            Chicago, Illinois 60606
              (Address of principal executive offices) (Zip Code)


                                (312) 372-6300
             (Registrant's telephone number, including area code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events and Regulation FD Disclosure.

         On September 25, 2003, the Board of Directors of Hartmarx Corporation ("the Company") approved an amendment (the "Amendment") to the Amended and Restated Rights Agreement, dated as of April 13, 2000, by and between the Company and EquiServe Trust Company, N.A., as rights agent, as amended (the "Rights Agreement").

         The Amendment amends the Rights Agreement to provide that the rights issued pursuant to the Rights Agreement (the "Rights") expire at the earliest of (i) the close of business on January 31, 2006, (ii) the time at which the Rights are redeemed in accordance with the terms of the Rights Agreement or
(iii) the close of business on the first trading day after the reported closing price of the Company's common stock exceeded the Book Value per Share (as defined below) for 60 consecutive calendar days. The term "Book Value per Share" means on any date the total shareholders' equity of the Company as reported in the Company's most recent periodic report filed with the United States Securities and Exchange Commission divided by the total number of shares of the Company's common stock issued and outstanding stated in such report.

         The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as exhibit 4.1 and is incorporated herein by reference.

         On September 25, 2003, the Company issued a press release relating to the approval of the Amendment, which is attached hereto as exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

Exhibit Number    Description

4.1 Second Amendment to Amended and Restated Rights Agreement, dated as of September 25, 2003, by and between the Company and EquiServe Trust Company, N.A., as rights agent

99.1              Press release dated September 25, 2003

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HARTMARX CORPORATION


                                            By:  /s/ TARAS R. PROCZKO
                                                 ---------------------------
                                                 Taras R. Proczko
                                                 Senior Vice President
Dated: October 2, 2003

EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

4.1 Second Amendment to Amended and Restated Rights Agreement, dated as of September 25, 2003, by and between the Company and EquiServe Trust Company, N.A., as rights agent

99.1              Press release dated September 25, 2003